SUPPLEMENT DATED FEBRUARY 23, 2010 TO THE
FIRST INVESTORS INCOME FUNDS STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 31, 2010

On page II-39 under the section titled, “Money Market Draft Check Redemptions (Class A Shares Only)”, numbers 1 and 2 are deleted and replaced with the following:

1.
If your First Investors Cash Management Fund account balance is less than $10,000 and the market value of all your investments in First Investors mutual funds and variable annuities is less than $25,000 at the time a draft check is presented for payment, a $15 processing fee will be assessed for each check drawn.

2.
If your First Investors Cash Management Fund account balance is more than $10,000 or the market value of all your investments in First Investors mutual funds and variable annuities is greater than $25,000, up to three draft checks will be paid per month without a processing fee.  Your account will be charged a $15 processing fee for each additional check paid per month.

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